Acquisitions	9 Months Ended	12 Months Ended
	Oct. 28, 2012	Jan. 29, 2012
Acquisitions

NOTE 2 — ACQUISITIONS

In accordance with the acquisition method of accounting under Accounting Standards Codification (“ASC”) 805, Business Combinations, the results of the acquisitions are reflected in the Company’s consolidated financial statements from the date of acquisition forward.

On June 29, 2012, the Company purchased Peachtree Business Products LLC (“Peachtree”) for approximately $196 million. Headquartered in Marietta, Georgia, Peachtree Business Products specializes in customizable business and property marketing supplies, serving residential and commercial property managers, medical facilities, schools and universities, churches and funeral homes. Peachtree Business Products LLC is operated as part of the Facilities Maintenance segment.

In accordance with ASC 805, Business Combinations, the Company recorded the following assets and liabilities at fair value on the date of acquisition: $129 million in goodwill, $53 million in definite-lived intangible assets, $12 million in property & equipment, $8 million in net working capital assets and liabilities, and $6 million in deferred tax liabilities. The total amount of goodwill expected to be deductible for tax purposes is $47 million. The definite-lived intangible assets are primarily $50 million in customer relationships that will be amortized over an average of eleven years.

On May 2, 2011, the Company closed on a transaction to acquire substantially all of the assets of Rexford Albany Municipal Supply Company, Inc. (“RAMSCO”) for approximately $21 million. RAMSCO specializes in distributing water, sanitary and storm sewer materials primarily to municipalities and contractors through four locations in upstate New York. These locations are operated as part of the Waterworks segment.

NOTE 2—ACQUISITIONS

HD Supply enters into strategic acquisitions to expand into new markets, new platforms, and new geographies in an effort to better service existing customers and attract new ones. In accordance with the acquisition method of accounting under ASC 805, Business Combinations, the results of the acquisitions completed by HD Supply are reflected in the Company’s consolidated financial statements from the date of acquisition forward.

On June 29, 2012, the Company purchased Peachtree Business Products LLC (“Peachtree”) for approximately $196 million, which is subject to a customary working capital adjustment. Headquartered in Marietta, Georgia, Peachtree Business Products specializes in customizable business and property marketing supplies, serving residential and commercial property managers, medical facilities, schools and universities, churches and funeral homes. Peachtree Business Products LLC is operated as part of the Facilities Maintenance segment.

On May 2, 2011, the Company closed on a transaction to acquire substantially all of the assets of Rexford Albany Municipal Supply Company, Inc. (“RAMSCO”) for approximately $21 million. RAMSCO specializes in distributing water, sanitary and storm sewer materials primarily to municipalities and contractors through four locations in upstate New York. These locations are operated as part of the HD Supply Waterworks business.

On June 1, 2009, HD Supply acquired substantially all of the assets of ORCO Construction Supply, a former competitor of the White Cap business, out of bankruptcy, for approximately $16 million. The total estimated fair value of the net assets acquired, net of liabilities assumed, at the date of the acquisition was $18 million, resulting in a $2 million bargain purchase gain, which is included in Other (income) expense, net in the Consolidated Statements of Operations.